UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 2, 2015

___________________

LIVINGVENTURES, INC.

(Exact name of registrant as specified in Charter)

Florida	000-52918	90-0866368
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

9681 Gladiolus Drive - Suite 211

Fort Myers, FL 33908

 (Address of Principal Executive Offices)

(239) 437-0022

(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d)

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 2, 2015, LivingVentures, Inc. (the “Company”) received and accepted the resignation of Steve Morton, C. Geoffrey Hampson and David Edwards as Directors of the Company.

Mr. Edwards also resigned as CEO of LivingVentures, Inc, and of its subsidiaries Living Ventures Management LLC, Living Ventures Development LLC, 2040177 Ontario Ltd and International Care Management Services Inc.

Mr. Hampson also resigned as Chairman of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report be signed on its behalf by the undersigned hereunto duly authorized.

LIVINGVENTURES, INC.

By:	/s/ Allen Huie
Allen Huie
Director Date: January 2, 2015

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